Exhibit 10.58

PETER JAMES CASSIDY

NATURAL SODA HOLDINGS INC

NATURAL SODA INC

LICENCE AGREEMENT

JOHNSON WINTER & SLATTERY

L A W Y E R S
Australia Square, 264 George Street, Sydney, NSW 2000	211 Victoria Square, Adelaide, SA 5000
GPO Box 5286 Sydney NSW 2001	GPO Box 2649 Adelaide SA 5001
Telephone (02) 8274 9555 Facsimile (02) 8274 9500	Telephone (08) 8239 7111 Facsimile (08) 8239 7100

www.jws.com.au

Liability limited by the Solicitors Scheme, approved under the Professional Standards Act 1994 (NSW)

TABLE OF CONTENTS

BACKGROUND			1

1	DEFINITIONS		1

2	GRANT OF LICENCE		3
	2.1	Technology Licence	3
	2.2	Prohibition	3

3	PAYMENTS		3
	3.1	Licence Fee	3
	3.2	Manner of Payment	3

4	FUTURE ROYALTY ARRANGEMENTS		3
	4.1	Agreement to Negotiate	3
	4.2	Right of First Refusal	4

5	INTELLECTUAL PROPERTY PROTECTION		4
	5.1	Registration	4
	5.2	Reimbursement	4

6	EXPLOITATION OF THE TECHNOLOGY		4
	6.1	Commercially Reasonable Endeavours	4
	6.2	Improvements	4
	6.3	Intellectual Property Protection for Improvements	5
	6.4	Application and Registration	5
	6.5	Reports	5

7	CONFIDENTIAL INFORMATION		5
	7.1	Confidentiality	5
	7.2	Exceptions	5
	7.3	Use of Names and Logos	6
	7.4	Survival	6

8	WARRANTIES AND LIABILITY		6
	8.1	Warranties of PJC	6
	8.2	Limitation of Warranties by PJC	6
	8.3	Warranties of Licensee	7
	8.4	Acknowledgement	7
	8.5	Limit on Liability	7

9	INDEMNITIES AND INSURANCE		7
	9.1	Indemnity from Licensee	7

10	INFRINGEMENT NOTIFICATION		8
	10.1	Notification	8
	10.2	Infringement Proceedings	8
	10.3		8
	10.4.	Licensee not to challenge validity of Patents	8
	10.5.	Invalidity of Patent	9

11	TERMINATION		9
	11.1	Termination	9
	11.2	Consequences of Termination	9

12	DISPUTE RESOLUTION		9
	12.1	Disputes	9
	12.2	Arbitration	9
	12.3	Urgent Relief	10

13	MISCELLANEOUS PROVISIONS		10
	13.1	No Waiver	10
	13.2	Entire Agreement	10
	13.3	Amendments	10
	13.4	Assignment	10
	13.5	Law	10
	13.6	Costs	10
	13.7	Further Acts	10
	13.8	Counterparts	10

14	NOTICES		11
	14.1	How Notices Must Be Given	11
	14.2	Where Such Notices Must Be Sent	11
	14.3	Change of Details	12
	14.4	Proof of Notices	12

15	Joint & Several Obligations of Licensees		12

16	INTERPRETATION RULES		12

EXECUTION			14

SCHEDULE 1			15

SCHEDULE 2			16

SCHEDULE 3			17

SCHEDULE 4			18

ANNEXURE A			19

LICENCE AGREEMENT

THIS AGREEMENT is made 30 June, 2010 between:

1	PETER JAMES CASSIDY of 41 Park Avenue, Roseville in the state of New South Wales (PJC); and

2	NATURAL SODA HOLDINGS, INC of 3200 County Rd. 31, Rifle, Colorado USA and NATURAL SODA, INC of 3200 County Rd. 31, Rifle, Colorado USA (each a Licensee).

BACKGROUND

A	PJC is or will be the owner of the Technology (as defined below).

B
PJC wishes to grant the Licensee the right to exploit the Existing Technology (as defined below) in the course of, or for the purposes of, conducting research, development and demonstration activities on the lease to be granted under, or as a consequence of, the Nomination Document (as defined below) on the terms and conditions set out in this Agreement.

THE PARTIES AGREE as follows:

1	DEFINITIONS

In this Agreement:

“Business Day” means a day upon which banks are open for normal business in the City of Sydney and excludes Saturdays, Sundays and days that are public holidays in the City of Sydney.

“Confidential Information” means any information belonging to a party acquired in confidence by one party from the other or which is by its nature confidential or commercially sensitive and includes all technical, proprietary and operational information, drawings, techniques, processes, know-how, methods of working, data and specifications, trade secrets and other commercially valuable information of any kind.

“exploit” means to use Intellectual Property Rights in accordance with this Agreement, including using those rights to:

(a)	develop, use or otherwise commercialise the Technology; and/or

(b)	modify, adapt, develop or improve, the Technology.

“Field” means the field described in Schedule 2.

“Improvements” means all Intellectual Property Rights and Technical Information created by or on behalf of Licensee relating to the exploitation of the Technology, whether the Intellectual Property Rights are created, or the Technical Information is acquired, before or after the Term of this Agreement.

“Intellectual Property Rights” means all confidential information (including trade secrets and know-how) and all industrial and intellectual property rights including, without limitation:

(a)	any rights in respect of or in connection with any copyright, patents, trade marks, design rights or eligible layout rights (whether registered or not); and

(b)	any rights to apply for registration of any of the rights referred to in (a).

“IP Applications or Registrations” means registered Intellectual Property Rights or applications for registration of Intellectual Property Rights comprised in or resulting from the Improvements.

“Monash Research” means research being conducted in relation to the Technology at the Department of Chemistry at Monash University, Victoria, Australia.

“Patent” means the patent specified in Schedule 1 and:

(a)	any patent granted in connection with that patent (including any divisionals, continuation, continuation-in-part, re-issue, substitution, extension or renewal of such a patent); and

(b)
all patents granted to PJC in all other countries covering the same subject matter as any patent referred to above  including any divisionals, continuation, continuation in part, re-issue, substitution, extension or renewal of such  patents; and

(c)	any patent granted as a result of any Patent Application (including any divisionals, continuation, continuation in part, re-issue, substitution, extension or renewal).

“Patent Application” means the patent application specified in Schedule 1 and any application for registration of an invention as a patent where the invention the subject of the patent application is comprised in the Intellectual Property Rights described in Schedule 1.

“Prohibited Activities” means any of the activities covered by clause 2.2 of this Agreement.

 “Quarter” means a period of three calendar months commencing on the first days of January, April, July and October in each year.

“RD&D Nomination” means the document entitled “Nomination for an Oil Shale Research, Development, and Demonstration (R, D and D) Lease” with a Nomination Date of November 3, 2009 – January 4, 2010 as set out in Annexure A of this Agreement.

“RD&D Lease” means an oil shale research development and demonstration lease (including any lease granted under, or as a consequence of, the RD&D Nomination), but does not include any lease which permits commercial exploitation of oil shale.

 “Technical Information” means all information, know-how and/or expertise in relation to the research, development or use of Technology, whether alone or in combination with other Intellectual Property Rights including, without limiting the generality of the foregoing, (i) results of any research testing or studies, (ii) discoveries, practices, methods, knowledge, processes, ideas, skills, experience, know-how, technology, trade secrets, purification and isolation techniques, instructions, formulae, data, assays, drawings and designs, (iii) chemical, analytical, safety, quality control and testing data, and (iv) all applications, registrations, licences, authorisations, approvals and correspondence submitted to or received from any regulatory authorities relating to any Technology (including, without limitation, minutes and meeting notes relating to any communications with any regulatory authority relating to any Technology).

“Technology” means the Patent Application, any Patent and any Improvements.

“Term” means the period commencing on the date of this Agreement and ending on the earlier of:

(a)	the date of termination of any RD&D Lease;

(b)	the date upon which an RD & D Lease is converted into or exchanged for any other type of lease; or

(c)	if no RD&D Lease is granted within 3 years of the date of this Agreement, 3 years from the date of this Agreement,

unless this Agreement is:

(a)	terminated earlier in accordance with its terms; or

(b)	further extended by agreement in writing by the parties.

2	GRANT OF LICENCE

2.1	Technology Licence

Subject to the terms of this Agreement, PJC grants to Licensee a non-exclusive licence to exploit the Technology within the Field for the Term.

2.2	Prohibition

The Licensee is prohibited from engaging in:

(a)	any income generating activities in connection with the Technology; and

(b)	any activities in connection with the Technology that are intended to produce commercial quantities of anything produced from oil shale.

3	PAYMENTS

3.1	Licence Fee

Licensee will pay PJC the lump sum licence fee of $100

3.2	Manner of Payment

All payments must be made within 30 days of the execution of this Agreement in United States currency by cheque or any other agreed method.

4	FUTURE ROYALTY ARRANGEMENTS

4.1	Agreement to Negotiate

If, at any time the Licensee wishes to engage in the Prohibited Activities, the parties agree to negotiate in good faith in respect of a royalty and licence agreement to enable the Licensees to engage in such activities.

4.2	Right of First Refusal

(a)
PJC grants to the Licensee the right of first refusal to engage in the Prohibited Activities (“Pre-emptive Right”) should PJC at any time during the Term of this Agreement decide to permit a third party (other than the Licensee) to engage in the Prohibited Activities.

(b)	If PJC decides to permit a third party (other than the Licensee) to engage in the Prohibited Activities, PJC must inform the Licensee of:

(i)	that decision by written notice; and

(ii)	at the discretion of PJC, the key terms and conditions under which the third party would be permitted to engage in the Prohibited Activities.

(c)
If the Licensee wishes to exercise the Pre-emptive Right, the Licensee and PJC must, within 21 days enter into a written agreement on a similar basis to the key terms and conditions referred to under clause 4.2(b)(ii).

5	INTELLECTUAL PROPERTY PROTECTION

5.1	Registration

(a)
Throughout the Term, Licensee shall be responsible for the cost of the IP Applications or Registrations in the jurisdictions specified in Schedule 3. The IP Applications or Registrations shall name PJC as the applicant.

(b)	PJC will be responsible for the management and maintenance of the IP Applications or Registrations.

(c)
Licensee shall promptly reimburse all reasonable costs or expenses that may be incurred by PJC in obtaining and maintaining patent protection in the jurisdictions specified in Schedule 3 and such other jurisdictions as Licensee and PJC may agree from time to time.

5.2	Reimbursement

Licensee will promptly reimburse PJC for PJC’s reasonable costs incurred in relation to protection of the Technology in any or all of the jurisdictions specified in Schedule 3, or elsewhere at Licensee’s request, on production of evidence of costs and expenses incurred (including reasonable compensation for internal management and expert time).

6	EXPLOITATION OF THE TECHNOLOGY

6.1	Commercially Reasonable Endeavours

Licensee will use its commercially reasonable endeavours to develop and exploit the Technology during the Term and in so doing will ensure that it complies with all applicable laws, codes, standards and good industry practice and maintain an adequate research program as set out in Schedule 4.

6.2	Improvements

(a)	Improvements are the sole property of PJC.

(b)
Notwithstanding clause 6.2(a), the Licensee agrees to transfer or assign forthwith to PJC the Improvements should that be necessary to make PJC the sole owner of the Improvements if PJC requests the Licensee to do so.

6.3	Intellectual Property Protection for Improvements

Licensee must use its best endeavours to obtain and maintain intellectual property protection for all Improvements in a timely manner.

6.4	Application and Registration

All IP Applications and Registrations must be made in the name of PJC as the sole owner or applicant.

6.5	Reports

Licensee must provide a copy forthwith to PJC all of the following reports:

(a)	Reports (whether work in progress, draft or final) received by the Licensee (including its agents or representatives) in relation to Monash Research;

(b)	Internal reports, reports filed or lodged with government authorities, reports provided to third parties or stakeholders in respect of exploitation of the Technology within the Field.

7	CONFIDENTIAL INFORMATION

7.1	Confidentiality

Each party undertakes, except to the extent required to ensure compliance with the obligations imposed on it pursuant to this Agreement:

(a)
to maintain the confidentiality of Confidential Information disclosed to it (“Receiving Party”) and not disclose it or any part of it or use it without written authority of the other party (“Disclosing Party”);

(b)	not to remove any Confidential Information from the premises at which it is stored without the written authority of the Disclosing Party;

(c)	not to appropriate, copy or in any way reproduce any of the Confidential Information for itself or any third party; and

(d)
upon termination or expiry of this Agreement, or at the Disclosing Party’s earlier request, to return to the Disclosing Party or destroy (as directed by the Disclosing Party) any or all documents or other material containing Confidential Information, unless otherwise agreed in writing between the parties.

7.2	Exceptions

The above sub-clause does not apply to information which:

(a)	at the time of disclosure is already in the public domain;

(b)	becomes available to the public by any means other than breach of this Agreement by the Receiving Party;

(c)	is received by a party from an independent third party who is lawfully in possession and has the power and authority to disclose that information; or

(d)
is required to be disclosed by law or by a lawful requirement of any government or governmental body, authority or agency having authority over the Disclosing Party, or is required to be disclosed in connection with legal proceedings, in which case the party required to make the disclosure will provide the other party with full details of the required disclosure at the earliest opportunity.

7.3	Use of Names and Logos

Neither party may use the name or logo of the other party without the prior written consent of that other party.

7.4	Survival

The parties’ rights and obligations under this clause survive termination.

8	WARRANTIES AND LIABILITY

8.1	Warranties of PJC

PJC represents, warrants and undertakes to Licensee that to the best of his actual knowledge at the date of this Agreement:

(a)	neither the execution of this Agreement nor the performance by PJC of his obligations under this Agreement will cause it to be in breach of any agreement to which he is a party or is subject;

(b)	PJC has the right to grant the Licences; and

(c)	PJC has received no notice of any existing or threatened challenges to the validity of the Patent or any Patent Application.

8.2             Limitation of Warranties by PJC

To the extent permitted by law, PJC:

(a)
expressly excludes all warranties, terms, conditions or undertakings, whether express or implied, written or oral, statutory or otherwise, including any warranty of merchantability or fitness for purpose of the Technology, or any part thereof, and will not be liable for any losses and damages (whether special, indirect or consequential) suffered by Licensee as a result of any absence of merchantability or fitness for purpose of the Technology or any part thereof;

(b)	bears no responsibility for obtaining any government approvals in respect of the Technology or any part of them;

(c)	does not warrant that the Technology will produce any particular outcome or that the Technology is capable of commercial exploitation; and

(d)	does not warrant that the use or exploitation of the Technology or any part of it within the Field will not infringe the Intellectual Property Rights of any third party.

8.3	Warranties of Licensee

Licensee represents, warrants and undertakes to PJC that:

(a)	Licensee is duly incorporated and validly existing under the laws of the State of Colorado;

(b)	Licensee is permitted by its constitution and all laws and other obligations applicable to it to enter into and perform its obligations under this Agreement;

(c)	as at the date of this Agreement, Licensee is able to pay its debts as and when they fall due;

(d)	Licensee will comply with all applicable laws, regulations and standards in relation to the testing of the Technology and all other activities undertaken by it concerning the Technology.

8.4	Acknowledgement

Licensee acknowledges:

(a)
that Licensee is responsible for the costs or expenses in respect of obtaining any and all approvals, authorisations, registrations and accreditations necessary or desirable to enable it to exploit the Technology or any part of it within the Field, if the Licensee decides, in its discretion, to obtain approvals, authorisations, registrations and accreditation; and

(b)	PJC is not responsible for the costs or expenses referred to under clause 8.4(a).

8.5	Limit on Liability

(a)
Under no circumstance will PJC’s liability to Licensee under this Agreement exceed the total amount received by PJC from Licensee pursuant to this Agreement as at the date on which the event giving rise to the liability occurred.

(b)	In no event shall PJC or Licensee be liable to each other for any loss of profit, loss of opportunity, damage to goodwill or other consequential loss of Licensee, or punitive or exemplary damages.

9	INDEMNITIES AND INSURANCE

9.1	Indemnity from Licensee

Licensee will indemnify and at all times hold PJC fully and effectively indemnified against all losses, costs, actions, claims, demands, expenses, court orders and other liabilities (“Claims”) arising directly or indirectly out of or in connection with:

(a)	a breach by Licensee of this Agreement;

(b)	any infringement or alleged infringement of third party Intellectual Property Rights arising from the use of the Technology or any part of it by Licensee or any person authorised by it,

other than, in relation to clause 9.1(b), where the claims arise out of an event giving rise to a breach by PJC of a term of this Agreement or any warranty contained in this Agreement.

This indemnity will survive the termination of this Agreement.

10	INFRINGEMENT NOTIFICATION

10.1	Notification

Each party will inform the other party immediately upon becoming aware of a claimed, suspected or threatened infringement of the Licensed Intellectual Property Rights or a claim by a third party that exploitation of the Licensed Intellectual Property Rights infringes the Intellectual Property Rights of a third party.

10.2	Infringement Proceedings

(a)
Subject to sub-clause (c), if there is an infringement of the Licensed Intellectual Property Rights (or claimed, suspected or threatened infringement), Licensee has first option to take action in relation to such infringement.  It is acknowledged and agreed that under Licensee’s first option, it may, but is not obliged to, take action in relation to such infringement.  Licensee shall consider the overall commercial context of the infringement, and use reasonable commercial judgment when deciding whether or not to take action in relation to such infringement.

(b)
If Licensee takes such action, PJC will (at Licensee’s cost and subject to being appropriately indemnified) give Licensee all reasonable assistance required by Licensee in relation to the action.  Licensee shall have control of the proceedings, but may not make any admission nor compromise or settle any claim in a manner that would be adverse to PJC’s interests without PJC’s prior written consent. If Licensee receives an award for damages or other monetary compensation as a result of the action, Licensee shall reimburse PJC for his reasonable costs incurred in assisting Licensee with the action and shall pay to PJC an amount equivalent to the royalties that would have been due to PJC had Licensee received the money by way of sub-licence royalties or Net Sales Revenue (as the case may be).

(c)
If Licensee declines to take such action under its first option within 60 days (or such lesser period as is reasonable in the circumstances), PJC may do so, in which case Licensee shall give PJC all reasonable assistance required by PJC in relation to the action.  PJC shall have control of the proceedings, but may not make any admission nor compromise or settle any claim in a manner that would be adverse to Licensee’s interests without Licensee’s prior written consent.  If PJC receives an award for damages or other monetary compensation as a result of the action, it shall reimburse Licensee for its reasonable costs incurred in assisting PJC with the action.

(d)	If Licensee and PJC both wish to take such action, they will co-operate with each other and give all reasonable assistance to each other in relation to the action.

10.3	Licensee not to challenge validity of Patents

Licensee must not directly or indirectly:

(a)	challenge, contest, deny or assist any other person to challenge, contest or deny the validity of the Patent (or any Patent Application) or the right or title of PJC thereto; or

(b)	oppose any Patent Application or application by PJC for an extension of the Patent.

10.4.	Invalidity of Patent

The invalidity or revocation of the Patent, any Patent Application or any part thereof will not entitle Licensee to claim any loss or damage from PJC.

11	TERMINATION

11.1	Termination

PJC may terminate this Agreement immediately by notice in writing to Licensee where:

(a)	Licensee fails to remedy a breach of this Agreement within 28 days of receiving a notice in writing from PJC requiring the breach to be remedied;

(b)	an order is made for the winding up of Licensee;

(c)	a resolution of the members of Licensee is made for the winding up of Licensee; or

(d)	a receiver, receiver and manager, controller or administrator is appointed to the business or assets or undertaking of Licensee.

11.2	Consequences of Termination

Upon termination or expiry of this Agreement:

(a)	the Licences will terminate;

(b)
Licensee must cease carrying on the activities authorised under the Licences, and must deliver to PJC any items under its control or in its possession embodying the Background IP, the Technology or any part of them; and

(c)	Licensee shall deliver to PJC a copy of the Technical Information

The termination of this Agreement, no matter how arising, will not affect the rights of PJC to receive and retain any benefits then accrued as at the date of termination.

12	DISPUTE RESOLUTION

12.1	Disputes

Any disagreement or dispute between the parties in connection with or arising out of this Agreement (including any question regarding its operation, validity, termination or subject matter) or otherwise in relation to the rights and obligations of the parties under this Agreement (a “Dispute”) must be referred to PJC and the Chief Executive Officers of the Licensee for resolution.

12.2	Arbitration

If a Dispute is not resolved within 28 days of the Dispute being referred to PJC and the Chief Executive Officers of the Licensee, the Dispute must be referred to arbitration in accordance with and subject to The Institute of Arbitrators Australia Rules for the Conduct of Commercial Arbitrations and will not be the subject of legal proceedings (except to the extent otherwise provided by statute).

12.3	Urgent Relief

Nothing in this Agreement prevents the parties from seeking interlocutory relief through Courts of appropriate jurisdiction.

13	MISCELLANEOUS PROVISIONS

13.1	No Waiver

A party's failure or delay to exercise a power or right is not a waiver of that right, and the exercise of a power or right does not preclude the future exercise of that or any other power or right.

13.2	Entire Agreement

This Agreement is the entire agreement between the parties as to its subject matter.  It supersedes all prior agreements, representations, conduct and understandings.

13.3	Amendments

No amendment of, nor addition to, this Agreement is binding unless it is in writing and executed by the parties to this Agreement.

13.4	Assignment

Neither party may assign or sub-license its rights under this Agreement:

(a)	other than in accordance with the terms of this Agreement; or

(b)	without the prior written consent of the other party, which consent cannot be unreasonably withheld.

13.5	Law

The law of this Agreement is the State of New South Wales, Australia, and the parties submit to the non-exclusive jurisdiction of the Courts of New South Wales, Australia.

13.6	Costs

Each party will bear its own costs in relation to the negotiation and preparation of this Agreement.  However, except as expressly provided by this Agreement, the cost of performing an obligation is to be borne by the party concerned.

13.7	Further Acts

The parties will do all things and execute all documents required to permit or facilitate the performance of the transactions contemplated by this Agreement.

13.8	Counterparts

This Agreement may be executed in counterparts, which when taken together are one instrument.

14	NOTICES

14.1	How Notices Must Be Given

A notice, approval, direction, consent, offer, demand or other communication in connection with this Agreement must be:

(a)	in writing;

(b)	signed by an authorised officer of the relevant party; and

(c)	given to the recipient party:

(i)	by hand delivery;

(ii)	by pre-paid mail sent to that party; or

(iii)	by facsimile transmission to that party.

14.2	Where Such Notices Must Be Sent

For the purposes of giving notice:

(a)	deliveries must be delivered to the address of the recipient party set out below;

(b)	mail must be sent to the address of the recipient party set out below;

(c)	facsimile messages must be transmitted to the facsimile number of the recipient party set out below; and in each case must be marked for the attention of the person specified below in relation to the recipient party:

Name:	Peter James Cassidy

Address:	41 Park Avenue,
Roseville NSW 2069

Australia

Attention:	Mr Peter Cassidy

Facsimile:	+61 2 8243 2990

Name:	Natural Soda Holdings, Inc.

Address:	3200 County Rd. 31
Rifle, Colorado
USA

Attention:	Mr Bill H. Gunn

Facsimile:	+1 (720) 876 2374

14.3	Change of Details

(a)	A party may from time to time change any of the details specified above by not less than five Business Days notice to each other party.

(b)	If details are changed in accordance with this clause, this clause applies as if those changed details were set out above.

14.4	Proof of Notices

(a)	Proof of posting by pre-paid mail of a notice in accordance with these provisions is proof of receipt of such notice on the second clear Business Day after posting.

(b)
Proof of transmission by facsimile of a notice in accordance with these provisions is proof of receipt on the date of transmission, but if a transmission is not made on a Business Day or not made before 4.00 pm, then it will be deemed to have been received at 10.00 am on the next Business Day after transmission.

15	Joint & Several Obligations of Licensees

Each of the Licensees is jointly and severally liable for the obligations and liabilities under this Agreement.

16	INTERPRETATION RULES

In this Agreement, unless a contrary intention appears:

(a)	a reference to this Agreement is a reference to this Agreement as amended, varied, novated, supplemented or replaced from time to time;

(b)	a reference to any legislation or any provision of any legislation includes:

(i)	all regulations, orders or instruments issued under the legislation or provision; and

(ii)	any modification, consolidation, amendment, re-enactment, replacement or codification of such legislation or provision;

(c)	words or expressions:

(i)	importing the singular include the plural and vice versa;

(ii)	importing a gender include the other genders;

(iii)	denoting individuals include corporations, firms, unincorporated bodies, authorities and instrumentalities;

(iv)	given meaning in the Recitals have the same meaning in the body of this Agreement.

(d)	a reference to a party to this Agreement or any other instrument includes that party's executors, administrators, successors and permitted assigns;

(e)	where a word or phrase is defined or given meaning, any other part of speech or grammatical form has a corresponding meaning;

(f)	a reference to a clause number or Schedule number is a reference to a clause or Schedule of this Agreement;

(g)	any heading, index, table of contents or marginal note is for convenience only and does not affect the interpretation of this Agreement;

(h)
a provision of this Agreement must not be construed to the disadvantage of a party merely because that party was responsible for the preparation of the Agreement or the inclusion of the provision in the Agreement;

(i)	the Schedules and Recitals to this Agreement form part of this Agreement and have effect as if set out in full in this Agreement;

(j)
where an act would be required to be done, or a time limit or period  would expire, on a day which is not a Business Day, the act must be done, or the limit or period will expire, on the following Business Day; and

(k)
a reference to winding up includes winding up, liquidation, dissolution, becoming an insolvent under administration (as defined in section 9 of the Corporations Act 2001 (Cth)), the appointment of an administrator and the occurrence of anything analogous or having a substantially similar effect to any of those conditions or matters under any applicable law.

EXECUTION

EXECUTED by the parties as an Agreement.

SIGNED by PETER JAMES CASSIDY
in the presence of:

/s/ Rod Cox	/s/ Peter Cassidy
Signature of Witness	Peter James Cassidy

Rod Cox
Name of Witness
(BLOCK LETTERS)

SIGNED for and on behalf of
NATURAL SODA HOLDINGS, INC by

/s/ Brad F. Bunnett
Signature of Authorised Person	Signature of Authorised Person

President
Office Held	Office Held

Brad F. Bunnett
Name of Authorised Person	Name of Authorised Person
(BLOCK LETTERS)	(BLOCK LETTERS)

SIGNED for and on behalf of
NATURAL SODA, INC by

/s/ Brad F. Bunnett
Signature of Authorised Person	Signature of Authorised Person

President
Office Held	Office Held

Brad F. Bunnett
Name of Authorised Person	Name of Authorised Person
(BLOCK LETTERS)	(BLOCK LETTERS)

SCHEDULE 1

TECHNOLOGY

The patent referred to in Australian International (PCT) patent Application No. PCT/AU2009/001613, as amended from time to time.

SCHEDULE 2

FIELD

The area marked on Figure 3 of the RD&D Nomination as “NSHI Shale-Oil: initial research”, and does not include the area marked as “NSHI Shale-Oil: preference right”; and

The area classified as the “Multimineral Zone” in the Piceance Basin, Colorado, USA.

SCHEDULE 3

PATENT PROTECTION – JURISDICTIONS

United States of America

SCHEDULE 4

ADEQUATE RESEARCH PROGRAM

Adequate Research program means a program of research, being Monash Research, that satisfies at least the following requirements:

(i)	the employment or involvement of the equivalent of three suitably qualified full-time researchers;

(ii)	the researchers are provided with adequate supervision;

(iii)	the provision of adequate hardware, equipment and materials;

(iv)	the Licensee will actively monitor the research facilities to ensure that the facilities are suitable and appropriate for the research being conducted.

ANNEXURE A

RD&D NOMINATION

AMENDMENT NUMBER 1

TO THE

LICENCE AGREEMENT

THIS AMENDMENT NO. 1 TO THE AGREEMENT shall be effective as of June 30, 2010 between:

1	PETER JAMES CASSIDY of 41 Park Avenue, Roseville in the state of New South Wales (PJC); and

2	NATURAL SODA HOLDINGS, INC of 3200 County Rd. 31, Rifle, Colorado USA and NATURAL SODA, INC of 3200 County Rd. 31, Rifle, Colorado USA (each a Licensee).

BACKGROUND

A	The parties have executed and delivered a License Agreement dated June 30, 2010; and

B.	The parties wish to amend Section 4.2 of the License Agreement on the terms set forth herein.

THE PARTIES AGREE as follows:

1                  Section 4.2 of the License Agreement is amended and restated in its entirety to read as follows:

4.2             Right of First Offer

(a)
PJC grants to the Licensee the right of first refusal to engage in the Prohibited Activities (“Pre-emptive Right”) should PJC at any time during the Term of this Agreement decide to permit a third party (other than the Licensee) to engage in the Prohibited Activities.

(b)	If PJC decides to permit an independent third party (other than the Licensee) to engage in the Prohibited Activities, PJC must inform the Licensee of:

(i)	that decision by written notice; and

(ii)	the key terms and conditions under which PJC is considering permitting the third party to engage in the Prohibited Activities.

(c)
If the Licensee wishes to exercise the Pre-emptive Right, the Licensee and PJC shall, within 21 days of the exercise of the Pre-emptive Right, enter into a written agreement on a similar basis to the key terms and conditions referred to under clause 4.2(b)(ii).

(d)
If the Licensee does not exercise the Pre-emptive Right, PJC shall have 120 days to enter into an agreement with an independent third party on substantially the same key terms and conditions referred to under clause 4.2(b)(ii).  If the key terms of the agreement with such third party are materially different than the original terms presented in clause 4.2(b)(ii), then PJC shall provide Licensees with a Pre-emptive Right to enter into an agreement on the same key terms as agreed with such third party.  If Licensee waives the Pre-emptive Right, PJC may then enter into an agreement with such third party on such key terms.

(e)
If PJC does not enter into an agreement with an independent third party within 120 days after the original waiver by Licensee of the Pre-emptive Right, PJC shall once again provide Licensse with the Pre-emptive Right and comply with the procedures in Section 4.2 before entering into an agreement with an independent third party.

2.                NO FURTHER AMENDMENT

To the extent that this Amendment Number 1 conflicts with, modifies or supplements the License Agreement, the provisions contained in this Amendment Number 1 shall prevail and control, but in all other respects, said License Agreement is hereby ratified and confirmed.

EXECUTED by the parties as an Agreement.

SIGNED by PETER JAMES CASSIDY
in the presence of:

/s/ Rod Cox	/s/ Peter Cassidy
Signature of Witness	Peter James Cassidy

Rod Cox
Name of Witness
(BLOCK LETTERS)

SIGNED for and on behalf of
NATURAL SODA HOLDINGS, INC by

/s/ Brad F. Bunnet	......................................................
Signature of Authorised Person	Signature of Authorised Person

President	......................................................
Office Held	Office Held

Brad F. Bunnet	.......................................................
Name of Authorised Person	Name of Authorised Person
(BLOCK LETTERS)	(BLOCK LETTERS)

SIGNED for and on behalf of
NATURAL SODA, INC by

/s/ Brad F. Bunnet	......................................................
Signature of Authorised Person	Signature of Authorised Person

President	......................................................
Office Held	Office Held

Brad F. Bunnet	.......................................................
Name of Authorised Person	Name of Authorised Person
(BLOCK LETTERS)	(BLOCK LETTERS)